InspireMD

Investor Presentation

Forward Looking Statements

This presentation contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payors for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward looking statements is set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

About InspireMD

InspireMD is a commercial-stage medical device company developing and marketing innovative embolic prevention systems (EPS) that can prevent harmful consequences associated with conventional medical device procedures, with a primary focus on preventing stroke in patients with carotid artery disease (CAD)

COMPANY

NYSE AMER:	NSPR
Employees:	36
Headquarters:	Tel Aviv
Manufacturing Facility:	Tel Aviv

TECHNOLOGY

Proprietary MicroNet™ technology



PRODUCTS

Commercial:

CGuard™ EPS (Carotid)

MGuard™ EPS (Coronary)

Pipeline:

Next Gen CGuard™

NGuard™ (Neuro)

PVGuard™ (Peripheral)

Stroke: the second biggest cause of death globally

- There are 15 million new strokes a year [4]
- In 2016, 5.7 million deaths, were caused by stroke[1]
- 5 million people/year are left permanently disabled[4]
- $34BB in healthcare costs in the U.S. is associated with stroke management[3]
- 7.3 million young people are affected by stroke[2]

Stroke: second biggest cause of death globally (in millions[1])


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
9.43
5.78
15.4
Ischaemic heart disease
Stroke
Other Top 10 Causes of Death

The number of younger people affected by stroke has risen sharply (in millions) [2]


8.0
6.0
4.0
2.0
0.0
3.8
7.3
1990
2013

- Approximately 85% of all strokes are ischaemic strokes, which result from a lack of blood flow to the brain
- Carotid artery disease (CAD) is a major risk factor for stroke
- Approximately 20% of all ischemic strokes are estimated to be caused by CAD (2.2-2.4 million)

[1] http://www.who.int/en/news-room/fact-sheets/detail/the-top-10-causes-of-death
[2] Prevalence of stroke in people aged 20-64 (Neuroepidemiology 2015;45:190-20) in millions
[3] Center For Disease Control and Prevention – Stroke Facts – 2017
[4] http://www.emro.who.int/health-topics/stroke-cerebrovascular-accident/index.html

Addressable device market in stroke prevention

- 2.2MM patients are diagnosed with CAD
- CAD is underdiagnosed and needs to be treated to reduce the impact of stroke
- Increasing treatment of CAD is a significant opportunity
- The addressable device market is calculated to exceed $1 billion

- 2017: ~600,000 patients with high grade carotid stenosis (HGCS) require interventions for CAD. At present, ~80% are surgically treated with carotid endarderectomy (CEA)
- The balance are treated with conventional carotid stents (CAS) with an average of 1.05 stents/procedure
- At a price of $1,650 per stent, the addressable market is more than $1 billion

2017 Health Research International Market Report

Stroke prevention in CAD: Surgery vs. Carotid Artery Stenting

Based on CREST trial data, in which only conventional carotid stents were used

Carotid Endarterectomy (CEA)

- Low stroke risk[1], but…
- Invasive; risk of surgical complications
  - Myocardial Infarction[1]
  - Risk of cranial nerve injury[2]
  - Esthetic concern



CREST: 2.1% unresolved facial nerve at 6 months[2] (80% motor)

Filter Protected Stenting (CAS)

- Patient friendly, long-term durability[1],
- Non-Invasive; risk complications
  - Procedural minor stroke risk (with conventional stents)[1]
  - Post-procedural minor stroke risk(with conventional stents)[1]



[1]CREST Trial: N Engl J Med 2010;363:11-23
[2] Circulation. 2012;125:2256-2264

Embolization Following Carotid Artery Stenting

Plaque protrusion through stent struts occurs in up to 65% of conventional carotid stents in relation to plaque morphology/symptomatic status and stent type, providing a mechanism for post carotid artery stenting (CAS) cerebral embolization, either directly or via additional thrombus formation.*






1060μm
Standard Carotid Stent

https://biotextiles2015.wordpress.com/embolic-protection-device/

2/3 of CAS neurovascular events (stroke, TIA) are POST-procedural.**

* Musialek, et.al. Eurointerventions 2016;12 August 2016.
** Bosiers et al. Eur J Vasc Endovasc Surg Vol 33, Feb 2007.

Consequences Range from Neurological Deficit to Stroke



A
R
L

Pre-Procedure

Pre-intervention showing 90% occlusion of the carotid artery and an MRI showing an old white matter infarction (obstruction).



B
R
L

Post-Procedure

Post-intervention showing successful opening of the occluded carotid artery with conventional stenting and an MRI showing multiple micro-infarcts (obstructions) post-procedure due to liberation of embolic particles.

Cano et al. Rev Bras Cardiol Invasiva 2013; 21(2): 159-64.

CGuard™ EPS has been shown to prevent embolic debris passing into the carotid artery

InspireMD

Conventional Carotid Stent

Carotid plaque can protrude through the mesh


Plaque protrusion may lead to early and late distal embolization
Debris
Arterial Wall
Stent Struts

Image presented at TCT 2014
https://www.tctmd.com/conference/tct-2014
https://www.nyp.org/locations/newyork-presbyterian-columbia-university-medical-center

CGuard™ EPS

- The MicroNet™ **permanently covers** plaque and stops "debris" from passing through the mesh.


CGuard ™ embolic prevention stent

- Ultrathin PET mesh made of a single 20 micron fibre from a biocompatible polymer - widely used in other medical implants
- MicroNet™ acts as a "safety net" with greater vessel area coverage to prevent plaque protrusion through the stent into the blood vessel

Case reports courtesy Dr. Gianmarco de Donato, Department of Medicine Surgery and Neuroscience Universita degli studi di Siena, Italy.

CGuard™ EPS has been shown to prevent debris passing into the carotid artery

Conventional Carotid Stents [1]

No plaque coverage - leading to plaque protrusions or prolapse passing into the vessel lumen


Conventional Stent

CGuard™ EPS [2]

The MicroNet™ **permanently covers** plaque and prevents "debris" from passing through the mesh.


MicroNet mesh preventing prolapse

[1]Yoshimura, et al. J A C C : Cardiovascular Imaging 4; 4, 2011 : 43 2-6
2 Umemoto. et.al. Eurointervention 192 2017

The potential paradigm shift with CGuard™

InspireMD

Carotid procedures today are primarily surgical

Carotid procedures tomorrow could be mostly minimally invasive with CGuard™


CEA
CAS
80% of Market
20% of Market

MicroNet™ covered stents could become the Gold Standard


CAS
100% of addressable market - $1.0 Billion

2017 Health Research International Market Report

CGuard™ : market potential in stroke prevention

InspireMD

In 2016…

- •13 million people are estimated gloabally to have high grade carotid stenosis
- •2.2 million people were diagnosed with a high grade carotid stenosis (HGS)
- •~600,000 (30%) received surgical/stent stroke treatment in the same year
- •There is an untapped market of at least 1.6 million patients who could be helped by CGuard™
- …plus the undiagnosed patients estimated at more than 10 million

Proportion of diagnosed HGCS patients who received treatment in 2016


600,000
1,600,000
Not treated
Treated

2017 Health Research International Market Report

A body of evidence is accumulating that show CGuard™ has nearly-eliminated peri-procedural and 30-day complications [1]

InspireMD

Ten-year follow-up from the CREST trial in patients with symptomatic and asymptomatic carotid stenosis shows that CAS and CEA produce the same clinical benefit

Conventional carotid stents are associated with a higher risk of (mostly minor) strokes up to 30 days after the procedure.[2] This could be caused by atherosclerotic plaques protruding through the struts of the stent

The rate of any procedural stroke, death MI or postprocedural ipsilateral stroke at 30 days following CEA was 4.5% in the CREST trial [2]

Data from more than 1237[3] patients treated with CGuard™ EPS in clinical trials/registries show an overall 30-day complication rate below 1%

1. Postepy Kardiol Interwencyjnej. 2017; 13(2): 95–106
2. CREST https://www.nejm.org/doi/full/10.1056/NEJMoa0912321
3. Internal data

Positive CGuard™ Clinical Experience

CARENET Clinical Trial (2014)

- 30 Patient Safety and Efficacy clinical trial
- **Zero major adverse cardiac or cerebral events (MACCE)** at 30 days (Comparative data 5.72%*)
- **50% fewer new ischemic lesions** with lesion volume being 10x times smaller compared to historical non-mesh carotid artery stenting data
- **All new ischemic lesions fully resolved at 30 days** except one
- 3.6% MACCE rate at 6 months (Comparative data 8.09%**)
- **Zero strokes or stroke related deaths at 12 months**

PARADIGM 101 Clinical Trial (2015 and 2016)

- 101 patient trial evaluating CGuard EPS in unselected, consecutive carotid patients (all-comers)
  - **99.1% device success**
  - **0% MACCE (Death/stroke/MI) @ 48 hr**
  - **0% MACCE @ 30 day**
  - **Zero strokes or stroke related deaths at 12 months**



"CGuard can safely be used on more than 90% of all-comer patients that have carotid artery stenosis."
P. Musialek, MD

* Trials included in analysis: ARCHeR pooled, ARMOUR, BEACH, CABERNET, CREATE, EMPIRE, EPIC, MAVErIC 1+2, MAVErIC International, PRIAMUS, SAPPHIRE, SECURITY, PROFI, ICSS
** Values extrapolated from event curves

Additional Independent Clinical

Independent study conducted in 30 patients with internal carotid artery disease

Clinical results (2016)

- **100% success** in implanting the CGuard™ EPS
- No peri- or post-procedural complications
- **No deaths, major adverse events, minor or major strokes**, or new neurologic symptoms during the six months following the procedure
- All vessels treated with the CGuard™ system remained patent (open) at six months
- DW-MRI performed in 19 of 30 patients found **no new ipsilateral lesions after 30 days and after six months** compared with baseline DW-MRI studies



Clinical Investigation

JOURNAL OF ENDOVASCULAR THERAPY

Journal of Endovascular Therapy
1–8
© The Author(s) 2016
Reprints and permissions:
sagepub.com/journalsPermissions.nav
DOI: 10.1177/1526602816671134
www.jevt.org
SAGE

Clinical Results and Mechanical Properties of the Carotid CGUARD Double-Layered Embolic Prevention Stent

Christian Wissgott, MD[1], Wolfram Schmidt, PhD[2],
Christoph Brandt-Wunderlich, MSc[2], Peter Behrens, MSc[2], and Reimer Andresen, MD[1]

Abstract

Purpose: To report early clinical outcomes with a novel double-layer stent for the internal carotid artery (ICA) and the in vitro investigation of the stent's mechanical properties. **Methods:** A prospective single-center study enrolled 30 consecutive patients (mean age 73.1±6.3 years; 21 men) with symptomatic (n=25) or high-grade (n=5) ICA stenosis treated with the new double-layer carotid CGUARD Embolic Prevention System (EPS) stent, which has an inner open-cell nitinol design with an outer closed-cell polyethylene terephthalate layer. The average stenosis of the treated arteries was 84.1%±7.9% with a mean lesion length of 16.6±3.1 mm. In the laboratory, 9×40-mm stents where tested in vitro with respect to their radial force during expansion, the bending stiffness of the stent system and the expanded stent, as well as the collapse pressure in a thin and flexible sheath. The wall adaptation was assessed using fluoroscopy after stent release in step and curved vessel models. **Results:** The stent was successfully implanted in all patients. No peri- or postprocedural complications occurred; no minor or major stroke was observed in the 6-month follow-up. The bending stiffness of the expanded stent was 63.1 N·mm² and (not unexpectedly) was clearly lower than that of the stent system (601.5 N·mm²). The normalized radial force during expansion of the stent to 7.0 mm, consistent with in vivo sizing, was relatively high (0.056 N/mm), which correlates well with the collapse pressure of 0.17 bars. Vessel wall adaptation was harmonic and caused no straightening of the vessel after clinical application. **Conclusion:** Because of its structure, the novel CGUARD EPS stent is characterized by a high flexibility combined with a high radial force and very good plaque coverage. These first clinical results demonstrate a very safe implantation behavior without any stroke up to 6 months after the procedure.

Keywords
carotid artery stent, closed-cell design, double-layer stent, embolic filter, internal carotid artery, in vitro testing, mechanical behavior, nitinol, open-cell design, radial force, stenosis, stent

Introduction

Several studies have demonstrated that carotid artery stenting (CAS) of the extracranial internal carotid artery (ICA) is a well-established and equally good option for treating atherosclerotic carotid stenoses in comparison with carotid endarterectomy (CEA).[1,2] Although CEA is still considered the gold standard therapy of carotid stenosis[3,4] because of a lower risk of procedure-related and periprocedural nondisabling stroke, stent implantation is a valuable treatment option because of its less invasive character.[5,6]

Despite the fact that procedure-related events can be caused by lesion crossing and pre-/postdilation,[7,8] particular attention has been focused on the stent design because postprocedure diffusion-weighted magnetic resonance imaging (DW-MRI) lesions were more numerous in patients treated with an open-cell stent vs a closed-cell stent.[9,10]

The perfect stent should safely cover the plaque for sustained embolic protection like an ultra-closed-cell stent and show high flexibility and conformability like an open-cell stent.[11] The first reports of a closed-cell stent with double nitinol layers showed promising clinical results with respect to its implantation behavior based on the closed-cell design.[12,13] This article presents the clinical results

[1]Institute of Diagnostic and Interventional Radiology/Neuroradiology, Westkuestenklinikum Heide–Academic Teaching Hospital of the Universities of Kiel, Luebeck, and Hamburg, Heide, Germany
[2]Institute for Biomedical Engineering, Rostock University Medical Center, Rostock, Germany

Corresponding Author:
Christian Wissgott, Institute of Diagnostic and Interventional Radiology/Neuroradiology, Westkuestenklinikum Heide–Academic Teaching Hospital of the Universities of Kiel, Luebeck and Hamburg, Esmarchstraße 50, 25746 Heide, Germany.
Email: cwissgott@wkk-hei.de

"CGuard EPS is an important new treatment option for both symptomatic and asymptomatic carotid artery stenosis patients."

C. Wissgott, MD



Additional Independent Clinical Data

InspireMD

SPECIAL ARTICLES

J CARDIOVASC SURG 2015;56:787-91

Physician-initiated prospective Italian Registry of carotid stenting with the C-Guard mesh-stent: the IRON-Guard registry. Rationale and design

C. SETACCI [1], F. SPEZIALE [2], G. DE DONATO [1], P. SIRIGNANO [2]
F. SETACCI [2], L. CAPOCCIA [2], G. GALZERANO [1], W. MANSOUR [2]
On behalf of IRON-Guard Study Group.

The Iron-Guard Registry

- Physician initiated
- 12 large Italian medical centers
- 200 patients

Clinical Results

- **100% success** in implanting the CGuard EPS
- **No major adverse cerebrovascular cardiac events** at 30 days
- DW-MRI performed in 61 of 200 patients found **only 19% new lesions** between 24-72 hours
    - CARENET reported 37% new lesions in 30 patients
    - PROFI reported 66% new lesions in 62 patients


LINC

"The IRON-Guard Registry shows promising results in this interim analysis with a low incidence of complications and the lowest reported rate of new MRDWI lesions

F. Spezaile, MD and P. Sirignano, MD

CGuard™ EPS vs conventional stents and surgery

- CGuard™ shows strong benefits compared to both conventional carotid stents and surgery
- CGuard™ is a widely researched next generation carotid device stent (7 completed clinical trials and 4 ongoing trials)
- Long term sustained and consistent benefit (MACCE 0.9% @ 12 months)[4]



30 day MACCE results (Major and Minor Adverse Cardiac and Cerebral Events)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.76% (1,2)
5.20% (3)
4.50% (3)
CGuard™
Conventional stents
CEA

*NOTE: *IRON-GUARD, Wisggott and Casana trials are not included in this calculation of the CGuard data as these trials were not independently monitored*

[1] JACC Cardiovasc Interv 2015 Aug 17. 8:1229-1234
[2] EuroIntervention 2016 Aug 05. 658-70
[3] N Engl J of Med 2010 July 1. 11-23
4 Musialek et. al. TCT 2016 Featured Research Presentation

A leading vascular surgeon's view

InspireMD



Prof. Ralf Kolvenbach,
Head of Cardiovascular Diseases
Medical Director of the Catholic Hospitals, Duesseldorf, Germany

"*As a vascular surgeon I am very experienced with CEA.* ***From my perspective the near future will show a shift towards carotid stenting because of mesh covered stents.***

The CGuard™, in comparison to other [carotid] stents, even in comparison to other mesh covered stents, is a very easy to use device.. *When I use other mesh covered stent grafts I need very complicated measurements ….. With CGuard™ …very simple, you take it off the shelf and you use it and that's it.*

Patient risks associated with stenting using CGuard™ are far lower than those associated with CEA or with other types of carotid stents. ***CGuard™ will become a major factor in preventing strokes caused by carotid artery disease.***

With CGuard™ … we can get excellent results…probably better than open surgery … the Gold Standard "

https://www.youtube.com/watch?v=A-FNpvP8PVQ

Sales Performance

Following the change in sales and distribution strategy in early 2017…

- **132%** increase in **CGuard™ EPS** sales for Q1 2018 compared to Q1 2017
- **77%** increase in company revenues for Q1 2018 compared to Q1 2017
- **5 consecutive quarters** of double digit growth
- Increase in global presence


InspireMD Q1 Sales (USD)
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
$569,000
$1,000,000
Q1 2017
Q1 2018

CGuard™ EPS - accelerating sales growth

- Growth trends have been consistent for 2017/2018
- Quarter to quarter Q1 sales have more than doubled



CGuard™ sales revenues (USD)
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
358,000
430,000
526,000
606,000
831,000
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018



Year end sales in USD
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
1,147,000
1,922,000
Year end 2016
Year end 2017

Accelerating CGuard™ EPS sales growth: Germany

- German sales are on a positive trajectory following the change in distributors last year with full implementation occurring mid-way through Q3 2017
- CGuard™ Q1 sales in Germany for 2018 alone are 64% of sales in Germany for the whole of 2017



CGuard™ sales for 2017 and Q1 2018 (USD) Germany
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
387,306
251,351
2017
Q1 2018



CGuard™ sales revenues (USD) Germany
300000
250000
200000
150000
100000
50000
0
8,648
113,947
113,005
151,706
251,351
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018

Accelerating CGuard™ EPS sales growth: Italy

- CGuard™ sales in Italy have been strong over the last three years with continuing momentum
- Q1 comparisons between 2017 and 2018 show an 85% increase



Italy CGuard sales in USD
600000
500000
400000
300000
200000
100000
0
229,440
364,645
556,204
2015
2016
2017



Italy Q1 CGuard sales in USD
200000
180000
160000
140000
120000
100000
80000
60000
40000
20000
0
100,788
186,324
Q1 2017
Q1 2018

Implementing our strategy: Overview

InspireMD

InspireMD is seeking to become the leading stroke prevention company, focused on reducing the global burden of stroke

1

- **Transition Vascular Surgeons to CGuard™**
- Advisory boards, surgeon specific clinical registries, centres of excellence
- Publish, present, and communicate all data demonstrating that CGuard™ is as safe as CEA
- Establish a presence at major vascular surgery meetings
- Expand digital, social and other tools to more effectively communicate
- Partner with appropriate societies focused on Stroke

2

- **Transition current users of conventional carotid stents to CGuard™**
- Persuade current users of conventional carotid stents to switch to CGuard™ through communication of clinical data
- Continue to support investigator initiated clinical registries
- Continue to engage advisory board and continue to develop network of KOLs

3

- **Expand footprint in existing geographical areas**
- Focus on larger growing markets – Germany, Italy, Poland
- Support regional clinical and clinical specialty registries to build on the clinical database and broaden support
- Initiate discussions with the National Institute for Health and Clinical Excellence in the UK who set clinical guidelines

4

- **Continue geographical expansion where strategically relevant**
- Continued focus on markets where a CE mark is already in place
- Increase efforts in China and Japan
- Submit US IDE

CGuard™ Product Development*

- US FDA
  - Pre-IDE FDA submission for CGuard™ February 2017
  - Formal FDA meeting held April 2017
  - 6-9 months of pre-clinical work required to file IDE application to begin a US clinical trial
- Next generation CGuard™ - 5 French CGuard™



  - Minimally invasive devices trending smaller for broader and easier usage
  - Interventional neuroradiologists are major players in stroke treatment and tend to prefer lower profile devices
  - Advantageous in the Asia Pacific markets
  - Transradial delivery (delivery from the wrist vs. femoral artery) gaining favor among interventionalists
- Proactively evaluating synergistic opportunities to further broaden the product portfolio and take advantage of the global distribution network that has been developed

*Subject to sufficient funding

Intellectual Property Portfolio

InspireMD

- Proprietary platform technology supported by a robust intellectual property portfolio
- Continue to strengthen and broaden patent protection globally to enable future pipeline products

PATENT RIGHTS	ISSUED	ALLOWED	PENDING
USA	8	0	8
Rest of World	33	1	15

Leadership

Significant track records of success

Dr. James Barry	President and CEO
Craig Shore	CFO
Agustin Gago	CCO
Paul Stuka	Chairman
Michael Berman	Director
Dr. Campbell Rogers	Director
Thomas Kester	Director
Sol Barer, Ph.D.	Special Advisor to the Board

Recent/Upcoming Anticipated Milestones

InspireMD

Continued clinical trial/registry results

- Establish Vascular Surgery Centers of Excellence H1;2018 ✓
- CGuard approval and launch in Mexico: H1 2018
- CGuard approval in Brazil and Austrailia H2 2018
- Partnership in Major Asia Pacific Market H1 2019
- 5 French CGuard submission H2 2019*
- CGuard U.S. IDE submission H1 2019*

Continued market execution and revenue growth

*Subject to sufficient funding

Summary

- Focused on the deadly and catastrophic problem of stroke that is estimated to cost the healthcare system more than $34BB annually in the US alone
- The current addressable market for CGuard™ EPS is estimated to be $1BB with the potential to further expand into the 1.6MM patient population which is diagnosed but not treated
- Currently, vascular surgeons treat the majority of patients with carotid artery disease: Focus will be on converting the vascular surgeons to use CGuard™ EPS
- Strong and consistent clinical data continues to validate the safety profile of CGuard™ EPS even in a large "all comer" patient population with data indicating sustained benefit out to 2 years
- New commercial strategy beginning to take hold as indicated by sales growth over the last year
- Increasingly more presentations and live clinical cases with CGuard™ are featured at major and regional clinical conferences
- Beginning to focus more efforts on the major markets in Asia, including China and Japan
- Product pipeline to support continued growth in all geographies, including the United States

Financial Snapshot

InspireMD

NYSE AMER: NSPR

Stock Price (7/6/2018):	**$0.25**
Average 3 Month Volume (7/6/2018):	886 K
Shares Outstanding (7/6/2018):	21.7 M
Shares Outstanding Including full conversion of preferred shares and prefunded warrants (7/6/20188):	44.7 M
Market Capitalization including full conversion of preferred shares (7/6/2018):	$11.2 M
Headquarters:	Tel Aviv, Israel
# of Employees (7/6/18)	36

James Barry, Ph.D., President and CEO
888.776.6804
jimb@inspiremd.com

Craig Shore, CFO
888.776.6804
craigs@inspiremd.com